SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[   ]     Preliminary Proxy Statement
[   ]     Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2)
[ X ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
          240.14a-12

GENUS,  INC.
------------
(Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No  fee  required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:
     (2)  Aggregate  number  of  securities  to  which  transaction  applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
     (4)  Proposed  maximum  aggregate  value  of  transaction:
     (5)  Total  fee  paid:

[   ]  Fee  paid  previously  with  preliminary  materials.
[   ]  Check  box  if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:
     (2)  Form,  Schedule  or  Registration  Statement  No.:
     (3)  Filing  Party:
     (4)  Date  Filed:

                                   GENUS, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 24, 2001

TO  THE  SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Genus, Inc. (the "Company") will be held on Thursday, May 24, 2001 at 10:00 a.m., local time, at Embassy Suites located at 2885 Lakeside Drive in Santa Clara,
California  95054,  for  the  following  purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected.

2. To approve an amendment to the 1989 Employee Stock Purchase Plan increasing the number of shares reserved for issuance thereunder by 300,000 additional shares.

3. To approve an amendment to the 2000 Stock Option Plan increasing the number of shares reserved for issuance thereunder by 700,000 additional shares.

4. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Company's financial statements for the fiscal year ending December 31, 2001.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.


     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on April 18, 2001 are entitled to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the self-addressed stamped envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

                                THE  BOARD  OF  DIRECTORS

                                WILLIAM  W.R.  ELDER
                                Chairman of the Board,
                                President and
                                Chief Executive Officer

Sunnyvale, California
April 30, 2001

                                   GENUS, INC.
             PROXY STATEMENT FOR 2001 ANNUAL MEETING OF SHAREHOLDERS

     The enclosed Proxy is solicited on behalf of the Board of Directors of Genus, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 24, 2001 at 10:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Embassy Suites located at 2885 Lakeside Drive in Santa Clara, California 95054. The principal executive offices of the Company are located at 1139 Karlstad Drive, Sunnyvale, California 94089. The Company's telephone number at that location is (408) 747-7120.

     These proxy solicitation materials were mailed on or about April 30, 2001 to all shareholders entitled to vote at the meeting.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD  DATE  AND  SHARE  OWNERSHIP

     Shareholders of record at the close of business on April 18, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 19,429,990 shares of the Company's common stock, no par value, were issued and outstanding.

VOTING

     Each share of common stock outstanding on the Record Date is entitled to one vote. In addition, each shareholder on the Record Date, or his or her proxy, may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than four candidates. No shareholder or proxy, however, shall be entitled to cumulate votes for a candidate unless such candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate votes. If any shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination.

QUORUM;  ABSTENTIONS;  BROKER  NON-VOTES

     The affirmative vote of a majority of the Votes Cast will be required under California law to approve the proposals in this Proxy Statement. For this purpose, the "Votes Cast" are defined under California law to be the shares of the Company's common stock represented and "voting" at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal.

     While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions in the counting of votes with respect to a proposal, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal.

REVOCABILITY  OF  PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Kenneth Schwanda, Vice President of Finance, Chief Financial Officer) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

SOLICITATION

     The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram or facsimile.

DEADLINE  FOR  RECEIPT  OF  SHAREHOLDER  PROPOSALS

     Shareholders who intend to present a proposal for inclusion in the Company's proxy materials for the 2002 Annual Meeting of Shareholders must submit the proposal to the Company no later than December 31, 2001. Additionally, shareholders who intend to present a proposal at the 2002 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials for the 2002 Annual Meeting must provide notice of such proposal to the Company no later than December 31, 2001. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's common stock as of April 11, 2001 by (i) each of the Company's directors, (ii) each executive officer named in the Summary Compensation Table appearing herein, (iii) all directors and executive officers of the Company as a group, and (iv) each person known by the Company to beneficially own more than 5% of the Company's common stock:



       NAME OF BENEFICIAL OWNER                            NUMBER OF SHARES(1)     PERCENT OF CLASS(2)
------------------------------------------------------------------------------------------------------
Bachow Investment Partners III, L.P.
 3 Bala Plaza East, Suite 502
 Bala Cynwyd, PA 19004 . . . . . . . . . . . . . . . . . . .        1,195,882 (3)                 5.8%

William W.R. Elder . . . . . . . . . . . . . . . . . . . . .          766,711 (4)                 3.8%
Thomas E. Seidel . . . . . . . . . . . . . . . . . . . . . .          327,900 (5)                 1.6%
Kenneth Schwanda . . . . . . . . . . . . . . . . . . . . . .          177,037 (6)                   *
Mario M. Rosati. . . . . . . . . . . . . . . . . . . . . . .           34,999 (7)                   *
Robert A. Wilson . . . . . . . . . . . . . . . . . . . . . .          127,806 (8)                   *
G. Frederick Forsyth . . . . . . . . . . . . . . . . . . . .           22,153 (9)                   *
Todd S. Myhre. . . . . . . . . . . . . . . . . . . . . . . .          84,132 (10)                   *
George D. Wells. . . . . . . . . . . . . . . . . . . . . . .          13,244 (11)                   *
Robert J. Richardson . . . . . . . . . . . . . . . . . . . .           4,125 (12)                   *
Edward C. Lee. . . . . . . . . . . . . . . . . . . . . . . .          13,889 (13)                   *
Bruce E. Roberts . . . . . . . . . . . . . . . . . . . . . .          16,851 (14)                   *
Jeff Farrell . . . . . . . . . . . . . . . . . . . . . . . .          65,499 (15)                   *

All directors and executive officers as a group (11 persons)       1,588,847 (16)                 7.8%


*  Less  than  1%.

(1) Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) Applicable percentage ownership is based on 19,426,656 shares of common stock outstanding as of April 11, 2001 together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, based on factors including voting and investment power with respect to shares. Shares of common stock subject to the options currently exercisable, or exercisable within 60 days of April 11, 2001, are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.

(3) Consists of 991,092 shares held by Bachow Investment Partners III L.P., of 140,543 shares held by Paul S. Bachow Co-Investment Fund L.P., and of 64,247 shares held by Paul S. Bachow.

(4) Consists of 355,599 shares held by William W.R. Elder and Gloria S. Elder Family Trust, and of options to purchase 411,112 shares of common stock exercisable within 60 days of April 11, 2001.

(5) Consists of 28,122 shares of common stock held by Mr. Seidel and of options to purchase 299,778 shares of common stock exercisable within 60 days of April 11, 2001.

(6) Consists of 52,816 shares of common stock held by Mr. Schwanda directly, of 16,500 shares held by minor sons of Mr. Schwanda, and of options to purchase 107,721 shares of common stock exercisable within 60 days of April 11, 2001.

(7) Consists of 26,000 shares of common stock held by Mr. Rosati, of options to purchase 8,264 shares of common stock exercisable within 60 days of April 11, 2001, and of 735 shares held by Mr. Rosati through his proportionate partnership interest in WS Investment Company holdings.

(8) Consists of 33,334 shares held by Mr. Wilson and of options to purchase 94,472 shares of common stock exercisable within 60 days of April 11, 2001.

(9) Consists of Mr. Forsyth's options to purchase 22,153 shares of common stock exercisable within 60 days of April 11, 2001.

(10) Consists of 22,535 shares held by Mr. Myhre and of options to purchase 61,597 shares of common stock exercisable within 60 days of April 11, 2001.

(11) Consists of 10,119 shares held by Mr. Wells and of options to purchase 3,125 shares of common stock exercisable within 60 days of April 11, 2001.

(12) Consists of 1,000 shares held by Mr. Richardson and of options to purchase 3,125 shares of common stock exercisable within 60 days of April 11, 2001.

(13) Consists of Mr. Lee's options to purchase 13,889 shares of common stock exercisable within 60 days of April 11, 2001.

(14) Consists of 2,962 shares held by Mr. Roberts and of options to purchase 13,889 shares of common stock exercisable within 60 days of April 11, 2001.

(15) Consists  of  shares  held  by  Mr.  Farrell  as  of  April  11,  2001.

(16) Consists of shares held and of options to purchase common stock exercisable within 60 days of April 11, 2001.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS
NOMINEES

     The Company's Bylaws provide for a variable board of four to seven directors, with the number currently fixed at six. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     The names of the nominees, and certain information about them, are set forth below.


NAME OF NOMINEE       AGE                             PRINCIPAL OCCUPATION                              DIRECTOR SINCE

William W.R. Elder .   62  Chairman of the Board, President and Chief Executive Officer of the Company            1981
Todd S. Myhre. . . .   55  President of Ybrain.com                                                                1994
G. Frederick Forsyth   57  President and CEO of NewRoads, Inc.                                                    1996
Mario M. Rosati. . .   54  Member of Wilson Sonsini Goodrich & Rosati, Professional Corporation                   1981
George D. Wells. . .   66  Business Consultant                                                                    2000
Robert J. Richardson   55  Business Consultant                                                                    2000


     Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There are no family relationships among any directors or executive officers of the Company.

     William W.R. Elder was a founder of Genus and is our Chairman of the Board, President and our Chief Executive Officer. From October 1996 to April 1998, Dr. Elder served only as Chairman of the Board. From April 1990 to September 1996, Dr. Elder was Chairman of the Board, President and Chief Executive Officer of the Company. From November 1981 to April 1990, Dr. Elder was President and a director of the Company.

     Mario M. Rosati has served as our Secretary since May 1996 and as a director since our inception in November 1981. He has been a member, since 1971, of the law firm Wilson Sonsini Goodrich & Rosati, Professional Corporation, general counsel to the Company. Mr. Rosati is also a director of Aehr Test Systems, a manufacturer of computer hardware testing systems, MyPoints.com, Inc., a web and email-based direct marketing company, Sanmina Corporation, an electronics contract manufacturer, Symyx Technologies, Inc., a combinatorial materials science company, The Management Network Group, Inc., a management consulting firm focused on the telecommunications industry, and Vivus, a specialty pharmaceutical company, all publicly-held companies. He is also a director of a number of privately held companies.

     Todd S. Myhre has served as a director since January 1994. Since September 1999, he served as Interim Chief Executive Officer and a Board member for Ybrain.com, an eCommerce company focused on the college student market. From February 1998 to August 1999 and from September 1995 to January 1996, he served as President, Chief Executive Officer, and a Board member of GameTech International, an electronic gaming manufacturer. From February 1996 to January 1998, Mr. Myhre was an international business consultant. From January 1993 to August 1993, from August 1993 to December 1993 and from January 1994 to August 1995, Mr. Myhre served as Vice President and Chief Financial Officer of the Company, as Executive Vice President and Chief Operating Officer and as President and a Director of the Company.

     G. Frederick Forsyth has served as a director since February 1996. Since May 2000, Mr. Forsyth has served as the President and CEO of NewRoads, Inc. From March 1999 to May 2000, Mr. Forsyth served as President, Systems Engineering and Services of Solectron Corp. From August 1997 to March 1999, Mr. Forsyth served as President, Professional Products Division of Iomega, Inc. From June 1989 to February 1997, Mr. Forsyth was associated with Apple Computer, Inc., a personal computer manufacturer, in various senior management positions, most recently as Senior Vice President and General Manager, Macintosh Product Group.

     George D. Wells has served as a director since March 2000. From July 1992 to October 1996, Mr. Wells served as President and Chief Executive Officer of Exar Corporation. From April 1985 to July 1992, he served as President and Chief Operating Officer of L.S.I. Logic Corporation and became Vice Chairman in March 1992. From May 1983 to April 1985, Mr. Wells was President and Chief Executive Officer of Intersil, Inc., a subsidiary of General Electric Company.

     Robert J. Richardson has served as a director since March 2000. Since January 2000, Mr. Richardson has been a semiconductor industry consultant. From November 1997 to January 2000, Mr. Richardson served as Chairman, Chief
Executive Officer and President of Unitrode Corporation. From June 1992 to November 1997, he served in various positions at Silicon Valley Group, Inc. including President Lithography Systems, President Track Systems Division, and Corporate Vice-President New Business Development and Marketing. From October 1988 to June 1992, Mr. Richardson was President and General Manager, Santa Cruz Division at Plantronics, Inc.

VOTE  REQUIRED

     The six nominees receiving the highest number of affirmative votes of the Votes Cast will be elected as directors of the Company for the ensuing year.

RECOMMENDATION

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES.

BOARD  MEETINGS  AND  COMMITTEES

     The Board of Directors of the Company held a total of six meetings during the year ended December 31, 2000. The Board of Directors has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     During the year ended December 31, 2000, and as of April 1, 2001, the Compensation Committee of the Board of Directors, consisting of directors Forsyth, Myhre and Rosati, held two meetings. The Compensation Committee makes recommendations to the Board of Directors regarding the Company's executive compensation policy. See "Compensation Committee Report on Executive Compensation."

          No director serving in the year ended December 31, 2000, attended fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which he or she serves.

REPORT  OF  THE  AUDIT  COMMITTEE. (1)

     The Audit Committee of the board of directors of Genus, Inc. serves as representatives of the board for general oversight of Genus' financial accounting and reporting system of internal control, audit process and process for monitoring compliance with laws and regulations. The Audit Committee, consisting of Myhre, Forsyth and Richardson, held two meetings in fiscal year 2000. Each member is an independent director in accordance with the NASDAQ National Market Audit Committee requirements. The Audit Committee evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspect of the Company's financial affairs.

     Genus management has primary responsibility for preparing Genus' financial statements and for Genus' financial reporting process. Genus' independent accounts, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformality of Genus' audited financial statements to generally accepted accounting principles. The Audit Committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2000. PricewaterhouseCoopers LLP ("PwC") the Company's independent auditors for fiscal year 2000, issued their unqualified report dated February 12, 2001 on the Company's financial statements.

     The Audit Committee has also discussed with PwC the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit committee has also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has conducted a discussion with PwC relative to its independence. The Audit
Committee has considered whether PwC's provision of non-audit services is compatible with its independence. The Audit Committee has an Audit Committee Charter. A copy of the charter is attached as Appendix A.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of Genus, Inc. that the Company's audited financial statements for the fiscal year ended December 31, 2000 be included in the Annual Report on Form 10-K.

                           Respectfully  submitted  by:

                           Todd  S.  Myhre,  Chairman,  Audit  Committee
                           G.  Frederick  Forsyth,  Member,  Audit  Committee
                           Robert  J.  Richardson,  Member,  Audit  Committee



(1) The information regarding the Audit Committee is not "soliciting" material and is not deemed "filed" with the SEC, and is not incorporated by reference into any filings of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

AUDIT  FEES

     The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for the following services during fiscal 2000:


              DESCRIPTION  OF  SERVICES
              -------------------------

Audit fees (1)                               $  270,000
Financial information system design
  and implementation fees (2)                         0
All other fees (3)                              116,000
                                                -------
TOTAL                                        $  386,000
                                             ==========

(1) Represents the aggregate fees billed or to be billed for professional services rendered for the audit of our 2000 annual financial statements and for the review of the financial statements included in our quarterly reports during such period.

(2) Represents the aggregate fees billed for operating or supervising the operation of our information system or managing our local area network and/or designing or implementing a hardware or software system that aggregates data or generates information that is significant to the generation of our financial statements.

(3) Represents the aggregate fees billed in 2000 for services other than audit and other than financial information system design and implementation including fees for tax services and registration statements.

DIRECTOR  COMPENSATION

     The Company currently pays to its directors who are not employees a fee of $2,000 per meeting and $1,000 per telephonic meeting. In addition, the Company pays non-employee members of the board an annual fee of $15,000. The Company also reimburses directors for reasonable expenses incurred in attending meetings. Annual option grants to the directors are discretionary under the Company's 2000 Stock Plan.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     In 2000 the Company paid legal fees and expenses to Wilson Sonsini Goodrich & Rosati, Professional Corporation, general counsel to the Company. The amounts paid by the Company to Wilson Sonsini Goodrich & Rosati were less than 5% of the law firm's total gross revenues for its last completed fiscal year. Mario M. Rosati, a director and Secretary of the Company, is a member of the law firm of Wilson Sonsini Goodrich & Rosati.

SECTION  16(A)  REPORTS

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and our other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2000, except that initial reports of ownership were inadvertently filed late on behalf of Mr. Wells and Mr. Richardson.

IDENTIFICATION  OF  EXECUTIVE  OFFICERS

     Certain information required by this section is omitted from this Proxy Statement in that the Company filed an annual report on Form 10-K on April 2, 2001, and certain information included therein is incorporated herein by reference.


     NAME OF                PRINCIPAL
EXECUTIVE OFFICER   AGE    OCCUPATION             EXECUTIVE OFFICER SINCE
--------------------------------------------------------------------------------
Edward C. Lee        49     Executive Vice President,     February 2001
                            Advanced Technology,
                            Engineering and Strategic
                            Marketing

Bruce E. Roberts     45     Executive Vice President,     February 2001
                            Business Units and
                            Operations


Except as set forth below, each of the nominees has been engaged in his principal occupation set forth above during the past five years. There are no family relationships among any directors or executive officers of the Company.

     Edward C. Lee has served as our Executive Vice President, Advanced Technology, Engineering and Strategic Marketing since February 2001. Mr. Lee joined the Company in August 2000, as Vice President of New Technology Business Development. Prior to joining the Company, Mr. Lee was Vice President of Technology at Silicon Valley Group. Working in the thin film industry since 1974, Mr. Lee has held managerial positions at Honeywell, Advanced Micro Devices and Varian. He is currently on the technical advisory boards of two other privately held companies in a non-competing field with Genus.

     Bruce E. Roberts has served as our Executive Vice President, Business Units and Operations since February 2001. Mr. Roberts joined the Company in June 2000 as Vice President and General Manager of the Tungsten Products Business Unit. From 1997 to 2000 and prior to joining the Company, Mr. Roberts was Senior Manager at Dominion Semiconductor, Inc., a joint venture between IBM Corporation and Toshiba Corporation. Prior to that, Mr. Roberts held various key technical and managerial positions at Novellus Systems, Inc. From 1991 to 1993, Mr. Roberts held support and applications managerial positions at Genus, Inc. Earlier in his career, Mr. Roberts was a Program Manager at SEMATECH and involved with Harris Semiconductor Corporation.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY  COMPENSATION  TABLE

          The following table discloses compensation received by the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for the three fiscal years ended December 31, 2000, 1999 and 1998:


                                                                                                 LONG TERM COMPENSATION AWARDS
                                                                                                 -----------------------------
                                                                ANNUAL COMPENSATION                 SECURITIES
                                                         ---------------------------------------    UNDERLYING        ALL OTHER
NAME AND PRINCIPAL                                                                   OTHER ANNUAL     OPTIONS         COMPEN-
POSITION                                     FISCAL YEAR   SALARY ($)   BONUS($)(1)  COMPENSATION($)  (# OF SHARES)   SATION ($)
-----------------------------------------------------------------------------------------------------------------------------

William W.R. Elder                                  2000     330,000        31,000 (3)        --         50,000    13,650 (4)
Chairman of the Board, President and Chief          1999     300,000        95,000            --         50,000    12,296 (5)
Executive Officer (2)                               1998     285,576            --            --        300,000     3,540 (6)

Kenneth Schwanda. . . . . . . . . . . . . .         2000     160,000            --            --              0     4,771 (7)
 Vice President of Finance. . . . . . . . .         1999     133,343        32,400            --         80,000     1,695 (8)
and Chief Financial Officer                         1998     106,118            --            --         53,000     1,080 (9)


Thomas E. Seidel, Ph.D. . . . . . . . . . .         2000     240,000            --            --         30,000   11,671 (10)
 Executive Vice President . . . . . . . . .         1999     210,000        58,800            --         30,000    4,829 (11)
and Chief Technical Officer . . . . . . . .         1998     210,000            --            --        200,000    5,895 (12)

Jeff Farrell. . . . . . . . . . . . . . . .         2000     110,025            --            --             0    63,401 (13)
 Vice President of . . . . . . . . . . . . .        1999     152,630        37,200            --         30,000    2,011 (14)
 Engineering. . . . . . . . . . . . . . . .         1998     144,922            --            --        107,000    2,272 (15)

Robert A. Wilson. . . . . . . . . . . . . .         2000     166,249            --       90,709 (16)     10,000    3,403 (17)
Vice President of . . . . . . . . . . . . .         1999     122,917            --      110,762 (18)     55,000    1,057 (19)
Worldwide Sales . . . . . . . . . . . . . .         1998      99,350            --       69,506 (20)     50,000      933 (21)


(1) Except as otherwise noted, all bonuses were earned by the named officer in fiscal year indicated and paid to the named officer early in the subsequent year pursuant to the Company's Management Incentive Plan.

(2)  Dr.  Elder  was  re-appointed  Chief  Executive  Officer  in  April  1998.

(3)  Bonus  paid  to  Dr.  Elder  for  meeting  2000  objectives (year-to-date).

(4) Consists of insurance premiums of $10,950 for a group term life insurance policy, the proceeds of which were payable to Dr. Elder's named beneficiaries, and matched 401(k) contribution of $2,700.

(5) Consists of insurance premiums of $11,496 for a group term life insurance policy, the proceeds of which were payable to Dr. Elder's named beneficiaries, and matched 401(k) contribution of $800

(6) Consists of insurance premiums of $3,540 for a term life insurance policy, the proceeds of which were payable to Dr. Elder's named beneficiaries.

(7)  Consists  of  insurance  premiums  of  $136 for a group term life insurance policy, the proceeds of which were payable to Mr. Schwanda's named beneficiaries, and matched 401(k) contribution of $4,635

(8) Consists of insurance premiums of $628 for a group term life insurance policy, the proceeds of which were payable to named Mr. Schwanda's beneficiaries, and matched 401(k) contribution of $1,067.

(9) Consists of insurance premiums of $231 for a group term life insurance policy, the proceeds of which were payable to Mr. Schwanda's named beneficiaries, and matched 401(k) contribution of $849.

(10) Consists of insurance premiums of $6,571 for a group term life insurance policy, the proceeds of which were payable to Dr. Seidel's named beneficiaries, and matched 401(k) contribution of $5,100

(11) Consists of insurance premiums of $4,269 for a group term life insurance policy, the proceeds of which were payable to Dr. Seidel's named beneficiaries, and matched 401(k) contribution of $560.

(12) Consists of insurance premiums of $5,335 for a group term life insurance policy, the proceeds of which were payable to Dr. Seidel's named beneficiaries, and matched 401(k) contribution of $560.

(13) Mr. Farrell left the Company on July 31, 2000. Consists of insurance premiums of $499 for a group term life insurance policy, the proceeds of which were payable to Mr. Farrell's named beneficiaries, and matched 401(k) contribution of $2,902, and severance pay of $60,000.

(14) Consists of insurance premiums of $1,184 for a group term life insurance policy, the proceeds of which were payable to Mr. Farrell's named beneficiaries, and matched 401(k) contribution of $827.

(15) Consists of insurance premiums of $1,452 group term life insurance policy, the proceeds of which were payable to Mr. Farrell's named beneficiaries, and matched 401(k) contribution of $820.

(16) Consists  of  sales  commissions  of  $90,709.

(17) Consists of insurance premiums of $312 for a group term life insurance policy, the proceeds of which were payable to Mr. Wilson's named beneficiaries, and matched 401(k) contribution of $3091.

(18) Consists  of  sales  commissions  of  $110,762.

(19) Consists of insurance premiums of $240 for a group term life insurance policy, the proceeds of which were payable to Mr. Wilson's named beneficiaries, and matched 401(k) contribution of $817.

(20) Consists  of  sales  commissions  of  $69,506.

(21) Consists of insurance premiums of $191 for a group term life insurance policy, the proceeds of which were payable to Mr. Wilson 's named beneficiaries, and matched 401(k) contribution of $742.

INDEBTEDNESS  OF  MANAGEMENT

     On January 24, 2001, Dr. William W. R. Elder, the President and Chief Executive Officer of Genus, received a promissory note from the Company for the principal sum of $151,500. This note bears interest at the rate of 8% compounded annually and is due in full on January 24, 2004, unless pre-paid on an earlier date. The funds were used by Dr. Elder to exercise options for 50,000 shares of common stock of the Company. This transaction was reported on a Form 4 to the Securities and Exchange Commission in 2001.

OPTION/SAR  GRANTS  IN  LAST  FISCAL  YEAR

     The  following  table  provides information on option grants made in fiscal
2000 to Named Executive Officers. No Stock Appreciation Rights ("SARs") were granted.


                            INDIVIDUAL GRANTS
                            -----------------
                             % OF TOTAL                          POTENTIAL REALIZABLE VALUE
                  NUMBER OF     OPTIONS                            AT ASSUMED ANNUAL RATES
                 SECURITIES     GRANTED TO                             OF STOCK PRICE
                UNDERLYING      EMPLOYEES   EXERCISE               APPRECIATION FOR OPTION
                  OPTIONS       IN FISCAL   PRICE PER   EXPIRATION         TERM (3)
NAME              GRANTED       YEAR (1)    SHARE($)(2)   DATE       5% ($)     10% ($)
---------------------------------------------------------------------------------------------
William W.R. Elder    50,000      4.7%      5.34          8/10/05    73,750     163,000
Thomas E. Seidel      30,000    2.8%        5.34          8/10/05    44,250     97,800
Robert A. Wilson      10,000    1.0%        5.34          8/10/05    14,750     32,600
Kenneth Schwanda           0    --          --            --         --         --
Jeff Farrell (4)           0    --          --            --         --         --



(1) Based on an aggregate of 1,052,750 options granted to all employees during fiscal year 2000. Options granted in fiscal year 2000 expire in 2005. A new vesting rate was recently implemented. Effective April 2001, the options will vest at the rate of 1/36 per month over three years commencing from the date of grant.

(2) All options were granted at an exercise price equal to the fair market value based on the closing market value of common stock on the Nasdaq National Market on the date of grant with the exception of those options that were repriced as disclosed.

(3) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (five years) at the annual rate specified (5% and 10%). This assumption is based on SEC rules and does not necessarily represent the expected rate of appreciation.

(4)  Mr.  Farrell  left  the  Company  on  July  31,  2000.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides information on option exercises in fiscal 2000 by the Named Executive Officers and the number and value of such officers' unexercised options at December 31, 2000. No SARs have been granted.


                                                   NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                           SHARES          VALUE   OPTIONS DECEMBER 31, 2000     IN-THE-MONEY OPTIONS AT
                           ACQUIRED ON    REALIZED         (2)                   DECEMBER 31, 2000 ($)(3)
                                                   -------------------------
                                                                UNEXERCIS-                        UNEXERCIS-
NAME                       EXERCISE (#)    ($)(1)  EXERCISABLE     ABLE         EXERCISABLE          ABLE
-----------------------------------------------------------------------------------------------------------------------------
William W.R. Elder.             0              0     366,667        183,333      143,000           71,500
Kenneth Schwanda. .        20,667         263,051     73,834         59,999           --               --
Thomas E. Seidel. .        44,667         526,982    249,444        105,889       79,444           39,960
Robert A. Wilson. .        33,334         191,671     44,333         88,333           --               --
Jeff Farrell (4). .             0              --           --           --           --               --


(1) Market value of underlying securities (based on the fair market value of the Company's common stock on the Nasdaq National Market) at the time of exercise, minus the exercise price.
(2) On April 2, 2001, the board of directors of Genus approved a revised vesting schedule which affects the shares listed in this table. Effective April 2001, the options will vest at the rate of 1/36 per month over three years commencing from the date of grant.
(3) Market value of securities underlying in-the-money options at the end of fiscal year 2000 (based on $1.59 per share, the closing price of Company's common stock on the Nasdaq National Market on December 29, 2000), less the exercise price.
(4)  Mr.  Farrell  left  the  Company  on  July  31,  2000.

     The Company has not established any long-term incentive plans or defined benefit or actuarial plans covering any of the Named Executive Officers.

                          COMPENSATION COMMITTEE REPORT

EXECUTIVE  COMPENSATION

     The objectives of the overall executive compensation program are to attract, retain, motivate and reward Company executives while aligning their compensation with the achievements of key business objectives, maximization of shareholder value and optimal satisfaction of customers.

     The  Compensation  Committee  is  responsible  for:

1. Determining the specific executive compensation methods to be used by the Company and the participants in each of those specific programs;

2. Determining the evaluation criteria and timelines to be used in those programs;

3. Determining the processes that will be followed in the ongoing administration of the programs; and

4.   Determining  their  role  in  the  administration  of  the  programs.

     All of the actions take the form of recommendations to the full Board of Directors where final approval, rejection or redirection will occur. The
Compensation Committee is responsible for administering the compensation programs for all Company officers. The Compensation Committee has delegated the responsibility of administering the compensation programs for all other Company employees to the Company's officers.

     Currently,  the Company uses the following executive compensation vehicles:

- Cash-based programs: Base salary, Annual Incentive Bonus Plan, Annual Profit Sharing Plan, and a Sales Incentive Commission Plan; and

- Equity-based programs: 2000 Stock Plan and the 1989 Employee Stock Purchase Plan.

     These programs apply to the Chief Executive Officer and all executive level positions, except for the Sales Incentive Commission Plan, which only includes executives directly responsible for sales activities. Periodically, but at least once near the close of each fiscal year, the Compensation Committee reviews the existing plans and recommends those that should be used for the subsequent year.

     The criteria for determining the appropriate salary level, bonus and stock option grants for the Chief Executive Officer and each of the executive officers include (a) Company performance as a whole, (b) business unit performance (where appropriate) and (c) individual performance objectives. Company performance and business unit performance are measured against both strategic and financial goals. Examples of these goals are to obtain: operating profit, revenue growth, timely new product introduction, and shareholder value (usually measured by the Company stock price). Individual performance is measured to specific objectives relevant to the individual's position and a specific time frame.

     These criteria are usually related to a fiscal year time period, but may, in some cases, be measured over a shorter or longer time frame.

     The processes used by the Compensation Committee include the following steps:

1. The Compensation Committee periodically receives information comparing the Company's pay levels to other companies in similar industries, other leading companies (regardless of industry) and competitors. Primarily national and regional compensation surveys are used.

2. At or near the start of each evaluation cycle, the Compensation Committee meets with the Chief Executive Officer to review, revise as needed, and agree on the performance objectives set for the other executives reporting to the Chief Executive Officer. The Chief Executive Officer and Compensation Committee jointly set the Company objectives to be used. The business unit and individual objectives are formulated jointly by the Chief Executive Officer and the specific individual. The Compensation Committee also, with the Chief Executive Officer, jointly establishes and agrees on their respective performance objectives.

3. Throughout the performance cycle review, feedback is provided by the Chief Executive Officer, the Compensation Committee and full Board, as appropriate.

4. At the end of the performance cycle, the Chief Executive Officer evaluates each executive's relative success in meeting the performance goals. The Chief Executive Officer makes recommendations on salary, bonus and stock options, utilizing the comparative results as a factor. Also included in the decision criteria are subjective factors such as teamwork, leadership contributions and ongoing changes in the business climate. The Chief
     Executive Officer reviews the recommendations and obtains Compensation Committee approval. The Compensation Committee also determines the level of salary and bonus and the terms of stock option grants for the Chief Executive Officer.

5. The final evaluations and compensation decisions are discussed with each executive by the Chief Executive Officer or Compensation Committee, as appropriate.

     The Compensation Committee feels that the compensation vehicles used by the Company, generally administered through the process as outlined above, provide a fair and balanced executive compensation program related to the proper business issues. In addition, it should be noted that compensation vehicles will be reviewed and, as appropriate, revised in order to attract and retain new executives in addition to rewarding performance on the job.


                         Respectfully  submitted  by:

                         Mario  M.  Rosati
                         Todd  S.  Myhre
                         George  D.  Wells

PERFORMANCE  GRAPH

     The following graph shows a comparison of cumulative total shareholder return among the Company, the NASDAQ Stock Market-US Index and the H & Q Technology Index for the period from December 31, 1995 (the last trading day before the beginning of the Company's 1996 Fiscal Year) through 2000 Fiscal Year End for the Company. The graph assumes that $100 was invested in the Company's common stock, in the NASDAQ Stock Market-US Index and the H&Q Technology Index on December 31, 1995 and all dividends were reinvested. Historic stock price performance is not necessarily indicative of future stock price performance.


               GENUS, INC.         NASDAQ          JP MORGAN
                                  STOCK MRKT           H&Q
                                   (U.S.)          TECHNOLOGY

12/95               100              100               100
12/96                73              123               124
12/97                45              150               146
12/98                14              213               227
12/99                60              395               506
12/00                21              237               327


                    [GRAPHIC  OMITED]

                                  PROPOSAL TWO

                 AMENDMENT OF 1989 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     The 1989 Employee Stock Purchase Plan ("Purchase Plan") was adopted by the board of Directors in March 1989 and approved by the shareholders in May 1990. In March 2001, the Board of Directors amended the Purchase Plan, subject to shareholder approval, to increase the number of shares of common stock reserved for issuance thereunder by 300,000 shares, from 2,650,000 to 2,950,000 shares. As of April 2, 2001, 2,456,765 shares had been issued under the Purchase Plan, and 193,235 shares remained available for future issuances under the Purchase Plan. Also in March 2001, the Board of Directors amended the Purchase Plan to shorten the offering period, as defined in the Purchase Plan, from twenty-four months to six months (see "Offering Date" below for further explanation).

PURPOSE

     The purpose of the Purchase Plan is to provide employees of the Company (and any of its subsidiaries which are designated by the Board of Directors) who participate in the plan with an opportunity to purchase common stock of the Company through payroll deductions.

ADMINISTRATION

     The Purchase Plan may be administered by the Board of Directors or a committee appointed by the Board. All questions of interpretation or application of the plan are determined at the sole discretion of the Board of Directors or its committee. The Purchase Plan is currently being administered by the Board of Directors. Members of the Board of Directors who are eligible employees are permitted to participate in the Purchase Plan but may not vote on any matter affecting the administration of the plan or the grant of any option pursuant to the plan, or be a member of any committee appointed to administer the plan. No charges for administrative or other costs may be made against the payroll deductions of a participant in the plan. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Purchase Plan.

ELIGIBILITY

     Any person who is employed by the Company (or by any of its subsidiaries which are designated from time-to-time by the Board) for at least 20 hours per week and more than five months in a calendar year on the date his or her participation in the plan is effective is eligible to participate in the Purchase Plan. As of April 2, 2001 approximately 116 employees were eligible to participate in the Purchase Plan.

OFFERING  DATE

     The Purchase Plan is implemented by consecutive six-month offering periods and purchase periods. The offering and purchase periods generally commence on July 1 and January 1 of each year. The Board of Directors may change the duration of the offering periods without shareholder approval. Prior to the March 2001 amendment by the Board of Directors, the offering periods were each twenty-four months.

PURCHASE  PRICE

     The purchase price per share at which shares are sold under the Purchase Plan is the lower of 85% of fair market value of the common stock on the date of commencement of the six-month offering period or 85% of the fair market value of the common stock on the last day of the six-month purchase period. Eligible employees are automatically re-enrolled in the offering period with the lower of 85% of fair market value of the common stock on the date of commencement of such six-month offering period. The fair market value of the common stock on a given date shall be determined by the Board of Directors based upon the reported closing price in the NASDAQ National Market System on such date.

PAYMENT  OF  PURCHASE  PRICE;  PAYROLL  DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation. A participant may discontinue his or her participation in the plan or may decrease, but not increase, the rate of payroll deductions at any time during the offering period.

     All payroll deductions are credited to the participant's account under the plan and are deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

PURCHASE  OF  STOCK;  EXERCISE  OF  OPTION

     At the beginning of each offering period, by executing a subscription agreement to participate in the Purchase Plan, each employee is in effect granted an option to purchase shares of common stock. The maximum number of shares placed under option to a participant in an offering is determined by dividing the compensation which such participant has elected to have withheld during the offering period by 85% of the fair market value of the common stock at the beginning of the offering period or ending of a purchase period, whichever is lower.

WITHDRAWAL

     While each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the plan. Such withdrawal may be elected at any time prior to the end of the applicable six-month offering period. A participant's withdrawal from an offering does not have any effect upon such participant's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION  OF  EMPLOYMENT

     Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

CHANGES

     In the event of any change, such as stock splits or stock dividends, made in the capitalization of the Company that results in an increase or decrease in the number of shares of common stock outstanding without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the number of shares subject to purchase and in the purchase price per share, subject to any required action by the shareholders of the Company.

AMENDMENT  AND  TERMINATION  OF  THE  PLAN

     The Board of Directors may at any time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the plan. The Purchase Plan will by its terms terminate in 2009.

TAX  INFORMATION

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.


     The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

VOTE  REQUIRED

     The approval of the amendment to the Purchase Plan requires the affirmative vote of a majority of the Votes Cast.

RECOMMENDATION

     THE  BOARD  OF  DIRECTORS  RECOMMENDS  THAT  THE  SHAREHOLDERS VOTE FOR THE
APPROVAL  OF  THE  AMENDMENT  TO  THE  1989  EMPLOYEE  STOCK  PURCHASE  PLAN.

                                 PROPOSAL THREE

                  APPROVAL OF AMENDMENTS TO THE 2000 STOCK PLAN

BACKGROUND

     The Board adopted the 2000 Stock Plan (the "2000 Plan") in April 2000 and the Company's stockholders approved the 2000 Plan in May 2000.

     INCREASE IN NUMBER OF SHARES AUTHORIZED FOR ISSUANCE. In March 2001, the Board adopted, subject to stockholder approval, an amendment to the 2000 Plan increasing the aggregate number of shares reserved for issuance thereunder by 700,000, from 4,803,006 to 5,503,006, in order to ensure that there will be a sufficient reserve of shares to permit the grant of further options to existing and new employees and consultants of the Company. The Board believes that increasing the number of shares reserved for issuance under the 2000 Plan is necessary to permit the Company to remain competitive in the industry and to continue to attract and retain qualified employees by providing them with appropriate equity incentives.

DESCRIPTION  OF  THE  GENUS,  INC.  2000  STOCK  PLAN

     General. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees and consul-tants of the Company and its subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be either "incentive stock options" or nonstatutory stock options. Stock purchase rights may also be granted under the Plan.

     Administration. The Plan may generally be administered by the Board or a Committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the Plan.

     Eligibility. Nonstatutory stock options and stock purchase rights may be granted under the Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the exercise price and number of shares subject to each such grant.

     Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the Plan provides that no employee may be granted, in any fiscal year of the Company, options or stock purchase rights to purchase more than 750,000 shares of common stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options or stock purchase rights to purchase up to an additional 750,000 shares of common stock.

     Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

     (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value on the date such option is granted. The fair market value of the common stock is generally determined with reference to the closing sale price for the common stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

     (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of common stock of the Company (with some restrictions), cashless exercises, any other form of consideration permitted by applicable law, or any combination thereof.

     (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided, however, that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

     (d) Termination of Service. If an optionee's service relationship terminates for any reason (excluding death or disability), then the optionee generally may exercise the option within 30 days of such termination to the extent that the option is vested on the date of termination, (but in no event later than the expiration of the term of such option as set forth in the option agreement). If an optionee's service relationship terminates due to the optionee's disability, the optionee generally may exercise the option, to the extent the option was vested on the date of termination, within six months from the date of such termination. If an optionee's service relationship terminates due to the optionee's death, the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance generally may exercise the option, as to all of the shares subject to the option (including unvested shares), within six months from the date of such termination.

     (e) Nontransferability of Options. Unless otherwise determined by the Administrator, options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

     (f) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

     Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

     Adjustments upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassifi-cation or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the Plan, and the exercise price of any such outstanding option or stock purchase right.

     In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all or any part of the option or stock purchase right, including shares as to which the option or stock purchase right would not otherwise be exercisable.

     In connection with any merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, each outstanding option and stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options or rights or to substitute substantially equivalent options or rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option terminates upon expiration of such period.

     Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any option previously granted under the Plan without the written consent of the optionee. Unless terminated earlier, the Plan shall terminate ten years from the date the Plan or any amendment to add shares to the Plan was last adopted by the Board.

FEDERAL  INCOME  TAX  CONSEQUENCES

     Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by
Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

     Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

     The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within 30 days of purchase), an election pursuant to
Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

VOTE  REQUIRED

     Affirmative votes constituting a majority of the Votes Cast will be required to increase the number of shares available for issuance under the 2000 Stock Plan by 700,000 shares.

                                  PROPOSAL FOUR

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit the financial statements of the Company for the year ending December 31, 2001, and recommends that the shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. PricewaterhouseCoopers LLP has audited the Company's financial statements since the year ended December 31, 1982. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                   THE BOARD OF DIRECTORS

Dated:  April 30, 2001

                                   APPENDIX A

                              APPROVED MAY 31, 2000

                          GENUS AUDIT COMMITTEE CHARTER

MISSION  STATEMENT
The audit committee of the board of directors assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and such other duties as directed by the board.

STRUCTURE  AND  ORGANIZATION

1. The membership of the committee shall consist of at least three independent members of the board of directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. The committee and its' chairperson shall be designated by and serve at the pleasure of the board of directors.

2. Each member shall be free of any relationship that, in the opinion of the board, would interfere with their individual exercise of independent judgement.

3. The committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. Meetings may be by telephone.

4. The committee is expected to maintain free and open communication with the independent accountants, the internal auditors (if employed), management of the corporation and any external experts that the Company engages to audit or review the policies and procedures of the Company.

CHAIRPERSON'S  RESPONSIBILITIES

The board of directors shall appoint one member of the audit committee as chairperson. He or she shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the board of directors. The chairperson will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

GENERAL  RESPONSIBILITIES

The  audit  committee's  general  responsibilities  include:

1. Meet periodically with the independent auditors, the internal auditors (if employed) and management in separate sessions to discuss any matters that the committee or these groups believe should be discussed privately with the committee. Provide sufficient opportunity for the independent auditors and the internal auditors (if employed) to meet without members of management present. The independent auditor is accountable to the board and the audit committee.

2. The committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose if, in its judgment, that is appropriate.

3. Submit the minutes of all audit committee meetings to, or discuss the deliberations there at, currently with the board of directors.

4.   Review  and  reassess  this  Charter  annually.

5. The committee will do whatever else the law, the Company's charter or bylaws of the board of directors require.

RESPONSIBILITIES FOR ENGAGING INDEPENDENT AUDITORS AND APPOINTING THE CHIEF INTERNAL AUDITOR

1. The audit committee recommends for approval by the board of directors and ratification by the shareholders the selection and retention of the independent accountant who audits the financial statements of the corporation. In so doing, the committee will discuss and consider the auditors written affirmation that the auditor is in fact independent, will discuss the nature and rigor of the audit process, receive and review all reports and will provide to the independent accountant full access to the committee (and the board) to report on any and all matters appropriate. In considering the independence of the independent auditors the committee will review the nature and related fees for all services provided to the company and such other inquires as may be appropriate.

2. Arrange for the independent auditors to be available to the full board of directors at least annually to help provide a basis for the board's approval of the independent auditors' appointment.

3. Provision of guidance and oversight to the internal audit function of the corporation including review of the organization, plans and results of such activity and the coordination of such with the independent auditor. The audit committee shall assure the objectivity of the internal auditors and review and concur in the appointment, reassignment or dismissal of the company's chief internal auditor.

Responsibilities for oversight to the quality and integrity of the accounting, auditing and reporting practices of the corporation.

1. Consider, in consultation with independent auditor and management, the audit scope and plan of the independent auditor.

2. Review of financial statements (including timely review of quarterly earnings releases) with management and the independent auditor. It is anticipated that these discussions will include items subject to estimate, review of reserves and accruals, consideration of the suitability of accounting principles, review of highly judgmental areas, audit adjustments whether or not recorded, the clarity, consistency and completeness of the company's financial disclosures and the quality, not just acceptability of the resultant financial statements and such other inquiries as may be appropriate. Quarterly reviews may be performed by the committee or its' chairperson.

3. Discussion with management and the auditors the contents of any management letters issued by the auditors and of the quality and adequacy of the company's internal controls, including computerized information system controls and security.

4. It is expected that management, the independent accountant and the internal auditor will voluntarily bring to the committees attention any and all matters appropriate including (but not limited to) such items as:

     -    Any significant changes in audit plans from those previously approved.
     -    Any  proposed  change  in  accounting  principles.
     - Any serious difficulties or disputes encountered with management during the course of the audit.
     - Other matters related to the conduct of the audit, which are to be communicated to the committee under generally accepted auditing standards.

5. Discussion with management of the status of pending litigation, taxation matters, monitoring compliance with laws and regulations, the code of business conduct and other areas of oversight to the legal compliance area as may be appropriate.

6. Issuance annually of a summary reports (including appropriate oversight conclusions) suitable for submission to the shareholders.

7. Review policies and procedures with respect to executive officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent or internal auditors.

8. Review the results of review of monitoring compliance with the company's code of conduct by the independent or internal auditors.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                   GENUS, INC.
                       2001 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of GENUS, INC., a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 30, 2001, and hereby appoints William W.R. Elder and Kenneth Schwanda proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Shareholders of Genus, Inc. to be held on Thursday, May 24, 2001 at 10:00 a.m., local time, at the Embassy Suites located at 2885 Lakeside Drive in Santa Clara, California 95054, and any continuation(s) or adjournment(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

                           -  FOLD AND DETACH HERE  -
                                                                Please mark your
                                                           choice like this  [X]

                                                                    ------------
                                                                          COMMON
                   FOR all nominees listed        WITHHOLD authority to vote
                   below (except as indicated)    for all nominees listed below.

1.   Election  of  directors:               [   ]                    [   ]

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

William W.R. Elder, Todd S. Myhre, G. Frederick Forsyth, Mario M. Rosati, George D. Wells, and Robert J. Richardson

2. Proposal to approve the amendment of the Company's 2000 Stock Plan to increase the number of shares of common stock reserved for issuance thereunder by 700,000 shares.

     FOR               AGAINST               ABSTAIN
    [   ]               [   ]                  [   ]

3. Proposal to approve the amendment of the Company's 1989 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder by 300,000 shares.

    FOR               AGAINST               ABSTAIN
    [   ]               [   ]                  [   ]

4. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent public accountants of the Company's financial statements for the fiscal year ending December 31, 2001.

    FOR               AGAINST               ABSTAIN
    [   ]               [   ]                  [   ]

5. In the discretion of the proxy holders, upon such other matter or matters which may properly come before the meeting and any continuation(s) or adjournment(s) thereof.

    FOR               AGAINST               ABSTAIN
    [   ]               [   ]                  [   ]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE AMENDMENT OF THE 2000 STOCK PLAN, FOR THE AMENDMENT OF THE 1989 EMPLOYEE STOCK PURCHASE PLAN, FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND IN THE DISCRETION OF THE PROXY HOLDERS, UPON SUCH OTHER MATTER OR MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY CONTINUATION(S) OR ADJOURNMENT(S) THEREOF.

Signature(s)                                             Date  __________,  2001

(This Proxy should be dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                           -  FOLD AND DETACH HERE  -